                                                                EXHIBIT 23.1

                      [MCGLADREY & PULLEN,LLP LETTERHEAD]







                         INDEPENDENT AUDITORS' CONSENT



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 1996, with respect to the consolidated financial statements of First National Bancorp, Inc. included in this Registration Statement (Form S-4) and the related Proxy Statement for the offering of common stock of AMCORE Financial, Inc.


                                                  /s/ McGLADREY & PULLEN,LLP





January 3, 1997
Madison, Wisconsin